UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 10, 2007

YP CORP.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-24217	85-0206668
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4840 East Jasmine Street, Suite 105, Mesa, Arizona	85205
(Address of Principal Executive Offices)	(Zip code)

(480) 654-9646
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On July 10, 2007, 24/7 Marketing, LLC, a Nevada limited liability company (“24/7 Marketing”), Oncall Subscriber Management Inc., a Philippine corporation (“OSM”), and George Yang, an individual residing in the Philippines (the “Designated Shareholder” and, together with OSM, the “Selling Parties”) entered into an Asset Purchase Agreement (the “Purchase Agreement”).  24/7 Marketing is a wholly owned subsidiary of YP Corp., a Nevada corporation (the “Company”).  A copy of the press release issued by the Company announcing the execution of the Purchase Agreement and the consummation of the transactions contemplated thereby is filed as Exhibit 99.1 to this Form 8-K.

The Purchase Agreement

Pursuant to the Purchase Agreement, effective as of 12:01 a.m. Pacific Time on July 11, 2007 (the “Closing Date”), 24/7 Marketing acquired substantially all of the assets and certain liabilities of OSM, including a call center in the Philippines that provides various business process outsourcing, telemarketing, subscriber and other customer services (the “Business”).  The assets acquired by 24/7 Marketing included, without limitation, OSM’s cash, short-term investments and other deposits and accounts; inventories; tangible personal property; rights under certain contracts that were assigned to 24/7 Marketing; intellectual property; goodwill; rights under a lease; and interests in OSM’s website (collectively, the “Acquired Assets”).

As of the Closing Date, 24/7 Marketing also assumed certain liabilities of OSM that were enumerated in the Purchase Agreement, including, without limitation, OSM’s trade accounts payable and obligations under a real property lease (collectively, the “Assumed Liabilities”).  All liabilities of OSM not specifically assumed by 24/7 Marketing (the “Retained Liabilities”) remain obligations of OSM.

24/7 Marketing paid a total purchase price of $4,500,000 (the “Purchase Price”) for the Acquired Assets, which included a $4,050,000 immediate cash payment to OSM.  The remaining $450,000 (the “Escrow Amount”) was placed in an escrow account (the “Escrow Account”) as security to cover potential losses or other claims for which 24/7 Marketing could be entitled to indemnification under the terms of the Purchase Agreement.  The Escrow Account is governed by a separate agreement (the “Escrow Agreement”), which is more fully described below.

 The Purchase Agreement contains customary representations and warranties of the parties, all of which survive indefinitely.  Certain of these representations, warranties, covenants and other agreements may not be accurate or complete as of a specific date because they are subject to a contractual standard of materiality that may be different from the standard generally applied under the Federal securities laws or were used for the purpose of allocating risk between 24/7 Marketing and OSM rather than establishing matters as facts.  Information concerning the subject matter of these representations, warranties, covenants and other agreements may have changed since the date of the Purchase Agreement, which may or may not be fully reflected in the Company’s public disclosures.  Accordingly, you should not rely on these representations, warranties, covenants and other agreements as statements of fact.

The Purchase Agreement further provides that the Selling Parties will jointly and severally indemnify, defend and hold harmless 24/7 Marketing and the Company (the “Buyer Indemnified Parties”) from and against all losses arising out of or in connection with (i) any breach of a representation or warranty made by OSM or the Designated Shareholder in the Purchase Agreement; (ii) any breach or default in performance of OSM or the Designated Shareholder with respect to a covenant, agreement or obligation of such party under the Purchase Agreement; (iii) any benefit plan; (iv) any Retained Liability; (v) any intentional misstatement, fraud, willful misconduct or bad faith committed by OSM or the Designated Shareholder in accordance with the Purchase Agreement; (vi) and any liability arising out of the failure to obtain certain third-party consents prior to the transfer of the Acquired Assets.

The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the Purchase Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Escrow Agreement

To secure the indemnification obligations of the Selling Parties under the terms and conditions of the Purchase Agreement, the Escrow Amount was be deposited by the Company in the Escrow Account.  The escrowed funds will be held and released in accordance with the terms and conditions of the Escrow Agreement entered into as of July 10, 2007, by and among 24/7 Marketing, OSM, and Thomas Title & Escrow, LLC (the “Escrow Agent”).  The Escrow Agreement provides that funds remaining in the Escrow Account (which have not been paid out to 24/7 Marketing as “Accepted Claims” or reserved in the “Pending Claims Reserve,” as those terms are defined in the Escrow Agreement) on the first business day after July 10, 2008 shall be released by the Escrow Agent to OSM.

The foregoing description of the Escrow Agreement is not complete and is qualified in its entirety by reference to the Escrow Agreement, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The applicable information contained in Item 1.01 of this Form 8−K is incorporated by reference in response to this Item 2.01.

On July 10, 2007, the Company completed its acquisition of the Acquired Assets pursuant to the terms of the Purchase Agreement described in Item 1.01 above.

Any financial statements and pro forma financial information that may be required to be filed as exhibits to this Form 8−K will be filed by amendment to this Form 8−K as soon as practicable, but in any event not later than 71 calendar days after the date that this Form 8−K must be filed with the Securities and Exchange Commission (the “SEC”).

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Any financial statements that may be required to be filed as an exhibit to this Form 8−K will be filed by amendment to this Form 8−K as soon as practicable, but not later than 71 calendar days after the date that this Form 8−K must be filed with the SEC.

(b) Pro Forma Financial Information.

Any pro forma financial information that may be required to be filed as an exhibit to this Form 8−K will be filed by amendment to this Form 8−K as soon as practicable, but not later than 71 calendar days after the date that this Form 8−K must be filed with the SEC.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description
10.1	Asset Purchase Agreement dated as of July 10, 2007, by and among 24/7 Marketing, LLC, Oncall Subscriber Management Inc., and George Yang.
10.2	Escrow Agreement dated as of July 10, 2007, by and among 24/7 Marketing, LLC, Oncall Subscriber Management Inc., and Thomas Title & Escrow, LLC.
99.1	Press Release of YP Corp. issued on July 16, 2007 regarding 24/7 Marketing, LLC’s acquisition of the assets of Oncall Subscriber Management Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YP CORP.

Date: July 16, 2007	/s/ Gary L. Perschbacher
Gary L. Perschbacher
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
10.1	Asset Purchase Agreement dated as of July 10, 2007, by and among 24/7 Marketing, LLC, Oncall Subscriber Management Inc., and George Yang.
10.2	Escrow Agreement dated as of July 10, 2007, by and among 24/7 Marketing, LLC, Oncall Subscriber Management Inc., and Thomas Title & Escrow, LLC.
99.1	Press Release of YP Corp. issued on July 16, 2007 regarding 24/7 Marketing, LLC’s acquisition of the assets of Oncall Subscriber Management Inc.